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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                    FORM 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 15, 2000



                              JABIL CIRCUIT, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)





            DELAWARE                      001-14063              38-1886260
            --------                      ---------              ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)





            10560 Ninth Street North, St. Petersburg, Florida 33716
            -------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's Telephone No., including area code:     (727) 577-9749
                                                        -----------------------


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                              JABIL CIRCUIT, INC.


Item 5.  Other Events.


         On June 15, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the following press releases attached hereto as Exhibit 99.1 and 99.2 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

99.1     Press Release dated June 15, 2000 announcing expansions.
99.2 Press Release dated June 15, 2000 announcing earnings results for the third fiscal quarter of 2000.






                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Jabil Circuit, Inc.
                                          Registrant


Date: June 15, 2000                       By: /s/ Chris A. Lewis
     --------------                          ----------------------------------
                                                  Chris A. Lewis
                                                  Chief Financial Officer




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